SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 1995

                            FRONTIER CORPORATION
           (Exact name of registrant as specified in its charter)

    New York                 1-4166            16-0613330
 --------------            ----------          ------------
(State or other           (Commission         (IRS Employer
 jurisdiction of           File Number)     Identification No.)
 incorporation)

                          180 South Clinton Avenue
                         Rochester, New York  14646
             (Address of principal executive offices)(Zip Code)

             Registrant's telephone number, including area code
                               (716) 777-1000

Item 2   Acquisition or Disposition of Assets
------   ------------------------------------
     The Registrant and ALC Communications Corporation ("ALC") have completed the closing of the merger of Frontier Subsidiary One, Inc., a wholly-owned subsidiary of the Registrant, with and into ALC, creating the fifth largest long distance carrier in U.S.

     Also filed by this Report on Form 8-K are Unaudited Combined
Pro Forma Consolidated Financial Information and the Notes to
Unaudited Pro Forma Combined Financial Statements for Frontier
Corporation and ALC Communications Corporation.

     As permitted by General Instruction F to Form 8-K, the
Registrant hereby incorporates by reference the information contained in its Form 8-K dated August 16, 1995, its Form 8-K filed April 12, 1995, Form 10-K of ALC Communications Corporation for the year ended December 31, 1994 filed March 24, 1995, and its Form
10-Q filed on August 11, 1995.

Item 7   Financial Statements and Exhibits
------   ---------------------------------
(a)  Unaudited Pro Forma Combined Financial Information

     Frontier Corporation, Enhanced TeleManagement, Inc., Schneider Communications, Inc. and ALC Communications Corporation
       - Unaudited Pro Forma Combined Balance Sheet: As of
         June 30, 1995

     Frontier Corporation, WCT Communications, Inc., Enhanced
     TeleManagement, Inc. and Schneider Communications, Inc.
       - Unaudited Pro Forma Combined Statement of Income: For the Six Months Ended June 30, 1995 and 1994

     Frontier Corporation, WCT Communications, Inc., Enhanced
     TeleManagement, Inc. and Schneider Communications, Inc.
       - Unaudited Pro Forma Combined Statement of Income: For the Year Ended December 31, 1994

     Frontier Corporation Pro Forma and ALC Communications
     Corporation
       - Unaudited Pro Forma Combined Statement of Income: For the Six Months Ended June 30, 1995 and 1994

     Frontier Corporation Pro Forma and ALC Communications
     Corporation
       - Unaudited Pro Forma Combined Statement of Income: For the Year Ended December 31, 1994

     Frontier Corporation and ALC Communications Corporation
       - Unaudited Pro Forma Combined Statement of Income: For the Years Ended December 31, 1993 and 1992

     Frontier Corporation - Notes to Unaudited Pro Forma Combined
     Financial Statements


(b)  Exhibits
     --------
     23-1  Consent of Independent Accountants
           (Price Waterhouse LLP)

     23-2  Consent of Independent Accountants
           (Ernst & Young LLP)

        Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma combined financial statements give effect to the following transactions by Frontier Corporation
("Frontier"):

- The acquisition of WCT Communications, Inc. ("WCT") at a purchase price of approximately $81.5 million, including acquisition costs and $2.5 million for various non-compete agreements. The transaction is accounted for using the purchase method of accounting. The transaction closed on May 18, 1995.

- The acquisition of Enhanced TeleManagement, Inc. ("ETI") at a purchase price of approximately $29.2 million, including acquisition costs. The transaction is accounted for using the purchase method of accounting. The transaction closed on July 11, 1995.

- The acquisition of Schneider Communications, Inc. and its approximately 81% majority owned subsidiary, LinkUSA Corporation (collectively, "SCI"), at a purchase price of approximately $132.1 million, including acquisition costs and $3.3 million for various non-compete agreements. The transaction is accounted for using the purchase method of accounting. The transaction closed on August 8, 1995.

- The merger with ALC Communications Corporation ("ALC") for an estimated 79.8 million Frontier common shares in which Frontier will exchange two shares of its common stock for each share of ALC common stock. The transaction is accounted for using the pooling of interests method of accounting. The transaction closed on August 16, 1995.

With respect to Frontier, the unaudited pro forma combined financial statements are based on the restated financial statements incorporated by reference herein of Frontier's Current Report on Form 8-K dated April 12, 1995, which reflect the acquisition on March 17, 1995, of American Sharecom, Inc. ("ASI") under the pooling of interests method of accounting, and Frontier's Quarterly Report on Form 10-Q for the three months ended June 30, 1995.

Frontier has completed a business acquisition and disposition in 1995 which individually and in the aggregate are not significant. As such, pro forma data on these transactions are not presented.

The unaudited pro forma combined balance sheet presents the financial position of Frontier as of June 30, 1995, assuming that the acquisitions of ETI and SCI and the merger with ALC occurred as of June 30, 1995. Such pro forma information is based on the historical balance sheets of Frontier, ETI, SCI and ALC as of that date. As required by Rule 11-02(c)(1) of Regulation S-X, a balance sheet for WCT is not presented as it is reflected in Frontier's balance sheet as of June 30, 1995.

The unaudited pro forma combined statements of income reflect the acquisitions by Frontier of WCT, ETI and SCI and the merger of Frontier and ALC. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma combined statements of income first assume the combination of WCT, ETI and SCI, which are accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year ended December 31, 1994, and the six months ended June 30, 1995 and 1994. With respect to WCT, the unaudited pro forma combined statements of income reflect its results of operations for the most recent twelve month period ended December 31, 1994, for the six months ended June 30, 1994, and for the approximately four and one-half months ended May 18, 1995. WCT's results of operations for the approximately one and one-half months ended June 30, 1995, are reflected in Frontier's results of operations for the six months ended June 30, 1995. With respect to ETI, the unaudited pro forma combined statements of income reflect its results of operations for the most recent twelve month period ended December 31, 1994, and for the six months ended June 30, 1995 and 1994. With respect to SCI, the unaudited pro forma combined statements of income reflect its historical results of operations for the year ended December 31, 1994, and for the six months ended June 30, 1995 and 1994. These pro forma results then assume the merger with ALC, which is accounted for using the pooling of interests method of accounting, as of the beginning of the three most recent fiscal years ended December 31, 1994, 1993 and 1992, and the six months ended June 30, 1995 and 1994, to arrive at the unaudited pro forma combined statements of income for Frontier. The unaudited pro forma combined statements of income reflect results of operations of ALC for the most recent fiscal years ended December 31, 1994, 1993 and 1992, and for the six months ended June 30, 1995 and 1994.

The unaudited pro forma combined financial statements give effect only to the pro forma adjustments, which reflect certain assumptions on the bases described in the notes to these unaudited pro forma combined financial statements. Nonrecurring charges, including legal, investment banker fees of approximately $13 million and other professional fees directly attributable to the merger with ALC, are not included in the unaudited pro forma combined financial statements. In addition, there will be certain other nonrecurring charges that will result from combining operations of the acquisitions and the merger. These other charges, which are not included in the unaudited pro forma combined financial statements, are anticipated to consist primarily of equipment write-offs resulting from duplicative switching and transmission facilities, relocation costs (including lease termination fees) and displaced employee costs. Management is presently studying the integration of operations after the merger, but other than identifying generally the categories of items that will likely result in such nonrecurring charges, it is too early in the process to make any representation of the amount of such charges with respect to any such category. It is possible that the aggregate amount of such charges may be material. As the nonrecurring charges are incurred, they will be included in the expenses of the combined operations.

The unaudited pro forma combined financial statements do not reflect any synergies anticipated by Frontier's management as a result of any or all of these combinations.

The unaudited pro forma data is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had the transactions been completed as of the beginning of the earliest period presented, nor is it necessarily indicative of Frontier's future results of operations or financial position.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of Frontier (as restated to reflect the acquisition of ASI on March 17, 1995, under the pooling of interests method of accounting and reported on Frontier's Current Report on Form 8-K dated April 12, 1995) and of ALC, which are incorporated by reference into this filing. The historical financial statements of WCT, ETI and SCI are not required to be presented in this document under Rule 3-05 of Regulation S-X as WCT, ETI and SCI do not qualify as a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.

  FRONTIER CORPORATION, ENHANCED TELEMANAGEMENT, INC., SCHNEIDER COMMUNICATIONS, INC. AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
  AS OF JUNE 30, 1995
  (In thousands of dollars)

                                             Frontier      ETI        SCI        ALC     Pro Forma              Pro Forma
                                            Historical Historical Historical Historical Adjustments             Combined
  ASSETS:
  Current Assets:
  Cash and cash equivalents                   $157,581     $3,686     $2,461     $2,876  ($163,681)(c)(d)          $2,923
  Short-term investments                            40                                                                 40
  Accounts receivable                          220,254      3,752     10,563    110,999         (3)(d)            345,565
  Material and supplies                          8,667         57        373      2,822                            11,919
  Prepayments and other                         27,277        206      3,336     15,122       (150)(c)             45,791
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Total Current Assets                         413,819      7,701     16,733    131,819   (163,834)               406,238
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Property, Plant and Equipment:
  Total Property, Plant and Equipment        1,835,161      1,309     11,408    162,122                         2,010,000
  Less - Accumulated depreciation              840,270                           84,311                           924,581
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Net Property, Plant and Equipment            994,891      1,309     11,408     77,811                         1,085,419
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Goodwill                                     251,576                 2,022     88,446    129,652 (c)(d)         471,696
  Deferred and Other Assets                    171,866        197      3,429     59,190     12,918 (c)(d)         247,600
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Total Assets                              $1,832,152     $9,207    $33,592   $357,266   ($21,264)            $2,210,953
                                            ========== ========== ========== ========== ==========             ==========
  LIABILITIES AND SHAREOWNERS' EQUITY:
  Current Liabilities:
  Accounts payable                            $213,856     $3,753    $11,420   $103,133       $802 (c)(d)        $332,964
  Notes payable                                     55         37                                                      92
  Advance billings                              11,143        774                                                  11,917
  Dividends payable                                307                                                                307
  Long-term debt due within one year             5,951                              218                             6,169
  Taxes accrued                                 19,229        (26)     4,580     12,151     (4,708)(d)             31,226
  Interest accrued                              12,619                                                             12,619
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Total Current Liabilities                    263,160      4,538     16,000    115,502     (3,906)               395,294
                                            ---------- ---------- ---------- ---------- ----------             ----------


  Long-Term Debt                               553,898         94      4,484     83,395                           641,871
  Deferred Income Taxes                         86,811        (43)      (978)                1,346 (c)(d)          87,136
  Deferred Employee Benefit Obligations         51,915                                                             51,915
  Minority Interests                               617                                                                617

  Shareowners' Equity:
  Common Stock                                  81,879      2,284          1        344     77,135 (a)(c)(d)      161,643
  Capital in excess of par value               258,586                 1,000    156,116    (80,420)(a)(c)(d)      335,282
  Retained earnings (Accumulated deficit)      512,664      2,334     13,085      1,909    (15,419)(a)(c)(d)      514,573
                                            ---------- ---------- ---------- ---------- ----------             ----------
                                               853,129      4,618     14,086    158,369    (18,704)             1,011,498
  Less - Treasury stock at cost                    147                                                                147
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Common Shareowners' Equity                   852,982      4,618     14,086    158,369    (18,704)             1,011,351
  Preferred Stock                               22,769                                                             22,769
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Total Shareowners' Equity                    875,751      4,618     14,086    158,369    (18,704)             1,034,120
                                            ---------- ---------- ---------- ---------- ----------             ----------
  Total Liabilities and Shareowners' Equity $1,832,152     $9,207    $33,592   $357,266   ($21,264)            $2,210,953
                                            ========== ========== ========== ========== ==========             ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION, WCT COMMUNICATIONS, INC., ENHANCED TELEMANAGEMENT, INC. AND SCHNEIDER COMMUNICATIONS, INC.
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE SIX MONTHS ENDED JUNE 30, 1995
  (In thousands of dollars, except per share data)

                                                                                                                       Frontier/WCT/
                                                                                                                          ETI/SCI
                                                Frontier        WCT          ETI          SCI       Pro Forma            Pro Forma
                                               Historical   Historical   Historical   Historical   Adjustments           Combined

  Revenues and Sales                              $595,191      $59,841      $16,564      $44,575                          $716,171
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Costs And Expenses:
  Operating expenses                               379,574       59,532       15,754       34,233       $6,089 (b)(c)(d)    495,182
  Cost of goods sold                                11,189                       208                                         11,397
  Depreciation                                      59,468        2,268          151        2,185                            64,072
  Taxes other than income taxes                     22,547          239           46        2,157                            24,989
  Acquisition related charges                        4,750                                                                    4,750
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Total Costs and Expenses                         477,528       62,039       16,159       38,575        6,089              600,390
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Operating Income (Loss)                          117,663       (2,198)         405        6,000       (6,089)             115,781


  Interest expense                                  23,641        2,310            8          604       10,622 (b)(c)(d)     37,185
  Other income and expense:
  Allowance for funds used during construction         536                                                                      536
  Gain (loss) on sale of assets/subsidiaries         4,826                                     (9)                            4,817
  Equity earnings from unconsolidated
    interests in wireless interests                  1,559                                                                    1,559
  Interest income                                    6,503          104           71            3                             6,681
  Other income (expense), net                       (3,008)                       81            5                            (2,922)
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Before Taxes                       104,438       (4,404)         549        5,395      (16,711)              89,267
  Income taxes (benefit)                            39,910                       182        2,313       (5,030)(b)(c)(d)     37,375
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Consolidated Income (Loss) From
    Continuing Operations                           64,528       (4,404)         367        3,082      (11,681)              51,892
  Dividends on preferred stock                         593                                                                      593
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Applicable to Common Stock         $63,935      ($4,404)        $367       $3,082     ($11,681)             $51,299
                                                ==========   ==========   ==========   ==========   ==========           ==========

  EARNINGS PER COMMON SHARE
                                                                                                                       Frontier/WCT/
                                                                                                                          ETI/SCI
                                                Frontier                                                                 Pro Forma
                                               Historical                                                                Combined
  Primary:
  Income applicable to common stock                $63,935                                                                  $51,299
  Average common shares outstanding                 81,936                                                                   81,936
                                                ----------                                                               ----------
  Earnings Per Common Share - Primary                $0.78                                                                    $0.63
                                                ==========                                                               ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $64,115                                                                  $51,479
  Adjusted average common shares outstanding        82,514                                                                   82,514
                                                ----------                                                               ----------
  Earnings Per Common Share - Fully Diluted          $0.78                                                                    $0.62
                                                ==========                                                               ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION, WCT COMMUNICATIONS, INC., ENHANCED TELEMANAGEMENT, INC. AND SCHNEIDER COMMUNICATIONS, INC.
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE SIX MONTHS ENDED JUNE 30, 1994
  (In thousands of dollars, except per share data)

                                                                                                                       Frontier/WCT/
                                                                                                                          ETI/SCI
                                                Frontier        WCT          ETI          SCI       Pro Forma            Pro Forma
                                               Historical   Historical   Historical   Historical   Adjustments           Combined

  Revenues and Sales                              $554,667      $54,817      $13,808      $37,676                          $660,968
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Costs And Expenses:
  Operating expenses                               349,893       59,520       13,757       32,660       $6,803 (b)(c)(d)    462,633
  Cost of goods sold                                11,914                        79                                         11,993
  Depreciation                                      60,521        1,649          117        1,778                            64,065
  Taxes other than income taxes                     24,567          162           39        1,170                            25,938
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Total Costs and Expenses                         446,895       61,331       13,992       35,608        6,803              564,629
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Operating Income (Loss)                          107,772       (6,514)        (184)       2,068       (6,803)              96,339

  Interest expense                                  21,937        1,662            3          571        8,498 (b)(c)(d)     32,671
  Other income and expense:
  Allowance for funds used during construction         556                                                                      556
  Gain on sale of assets/subsidiaries               12,933                                  1,074                            14,007
  Equity earnings from unconsolidated
    interests in wireless interests                    483                                                                      483
  Interest income                                    2,044           26           34           36                             2,140
  Other income (expense), net                       (2,270)         742           68          200                            (1,260)
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Before Taxes                        99,581       (7,408)         (85)       2,807      (15,301)              79,594
  Income taxes (benefit)                            35,999       (1,694)          (4)       1,345       (4,287)(b)(c)(d)     31,359
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Consolidated Income (Loss) From
    Continuing Operations                           63,582       (5,714)         (81)       1,462      (11,014)              48,235
  Dividends on preferred stock                         593                                                                      593
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Applicable to Common Stock         $62,989      ($5,714)        ($81)      $1,462     ($11,014)             $47,642
                                                ==========   ==========   ==========   ==========   ==========           ==========

  EARNINGS PER COMMON SHARE
                                                                                                                       Frontier/WCT/
                                                                                                                          ETI/SCI
                                                Frontier                                                                 Pro Forma
                                               Historical                                                                Combined
  Primary:
  Income applicable to common stock                $62,989                                                                  $47,642
  Average common shares outstanding                 80,620                                                                   80,620
                                                ----------                                                               ----------
  Earnings Per Common Share - Primary                $0.78                                                                    $0.59
                                                ==========                                                               ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $63,169                                                                  $47,822
  Adjusted average common shares outstanding        81,137                                                                   81,137
                                                ----------                                                               ----------
  Earnings Per Common Share - Fully Diluted          $0.78                                                                    $0.59
                                                ==========                                                               ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION, WCT COMMUNICATIONS, INC., ENHANCED TELEMANAGEMENT, INC. AND SCHNEIDER COMMUNICATIONS, INC.
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE YEAR ENDED DECEMBER 31, 1994
  (In thousands of dollars, except per share data)

                                                Frontier        WCT          ETI          SCI                          Frontier/WCT/
                                               Year Ended  12 Mos Ended 12 Mos Ended  Year Ended                          ETI/SCI
                                                12/31/94     12/31/94     12/31/94     12/31/94     Pro Forma            Pro Forma
                                               Historical   Historical   Historical   Historical   Adjustments           Combined

  Revenues and Sales                            $1,108,109     $131,197      $28,751      $76,615                        $1,344,672
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Costs And Expenses:
  Operating expenses                               677,856      132,267       28,204       62,021      $13,606 (b)(c)(d)    913,954
  Cost of goods sold                                18,850                       194                                         19,044
  Depreciation                                     119,252        3,966          252        3,802                           127,272
  Taxes other than income taxes                     47,050          367           74        2,430                            49,921
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Total Costs and Expenses                         863,008      136,600       28,724       68,253       13,606            1,110,191
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Operating Income (Loss)                          245,101       (5,403)          27        8,362      (13,606)             234,481

  Interest expense                                  43,741        4,134           12        1,038       16,995 (b)(c)(d)     65,920
  Other income and expense:
  Allowance for funds used during construction       1,096                                                                    1,096
  Gain on sale of assets/subsidiaries               10,063                                  1,076                            11,139
  Equity earnings from unconsolidated
    interests in wireless interests                  3,185                                                                    3,185
  Interest income                                    6,705                                                                    6,705
  Other income (expense), net                      (26,982)         194          223          237                           (26,328)
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Before Taxes                       195,427       (9,343)         238        8,637      (30,601)             164,358
  Income taxes (benefit)                            72,503       (1,694)         121        3,961       (8,572)(b)(c)(d)     66,319
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Consolidated Income (Loss) From
    Continuing Operations                          122,924       (7,649)         117        4,676      (22,029)              98,039
  Dividends on preferred stock                       1,186                                                                    1,186
                                                ----------   ----------   ----------   ----------   ----------           ----------
  Income (Loss) Applicable to Common Stock        $121,738      ($7,649)        $117       $4,676     ($22,029)             $96,853
                                                ==========   ==========   ==========   ==========   ==========           ==========

  EARNINGS PER COMMON SHARE
                                                                                                                       Frontier/WCT/
                                                                                                                          ETI/SCI
                                                Frontier                                                                 Pro Forma
                                               Historical                                                                Combined
  Primary:
  Income applicable to common stock               $121,738                                                                  $96,853
  Average common shares outstanding                 81,285                                                                   81,285
                                                ----------                                                               ----------
  Earnings Per Common Share - Primary                $1.50                                                                    $1.19
                                                ==========                                                               ==========
  Fully Diluted:
  Adjusted income applicable to common stock      $122,098                                                                  $97,213
  Adjusted average common shares outstanding        81,783                                                                   81,783
                                                ----------                                                               ----------
  Earnings Per Common Share - Fully Diluted          $1.49                                                                    $1.19
                                                ==========                                                               ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION PRO FORMA AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE SIX MONTHS ENDED JUNE 30, 1995
  (In thousands of dollars, except per share data)

                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma       ALC       Pro Forma          Pro Forma
                                                Combined    Historical   Adjustments         Combined

  Revenues and Sales                              $716,171     $380,660                      $1,096,831
                                                ----------   ----------   ----------         ----------
  Costs And Expenses:
  Operating expenses                               495,182      304,325                         799,507
  Cost of goods sold                                11,397                                       11,397
  Depreciation                                      64,072        7,734                          71,806
  Taxes other than income taxes                     24,989        1,268                          26,257
  Acquisition related charges                        4,750                                        4,750
                                                ----------   ----------   ----------         ----------
  Total Costs and Expenses                         600,390      313,327                         913,717
                                                ----------   ----------   ----------         ----------
  Operating Income                                 115,781       67,333                         183,114

  Interest expense                                  37,185        4,225                          41,410
  Other income and expense:
  Allowance for funds used during construction         536                                          536
  Gain (loss) on sale of assets/subsidiaries         4,817           (3)                          4,814
  Equity earnings from unconsolidated
    interests in wireless interests                  1,559                                        1,559
  Interest income                                    6,681        1,048                           7,729
  Other income (expense), net                       (2,922)          38                          (2,884)
                                                ----------   ----------   ----------         ----------
  Income Before Taxes                               89,267       64,191                         153,458
  Income taxes                                      37,375       24,000                          61,375
                                                ----------   ----------   ----------         ----------
  Consolidated Income From Continuing
    Operations                                      51,892       40,191                          92,083
  Dividends on preferred stock                         593                                          593
                                                ----------   ----------   ----------         ----------
  Income Applicable to Common Stock                $51,299      $40,191                         $91,490
                                                ==========   ==========   ==========         ==========

  EARNINGS PER COMMON SHARE
                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma                                    Pro Forma
                                                Combined                                     Combined
  Primary:
  Income applicable to common stock                $51,299                                      $91,490
  Average common shares outstanding                 81,936                                      161,700
                                                ----------                                   ----------
  Earnings Per Common Share - Primary                $0.63                                        $0.57
                                                ==========                                   ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $51,479                                      $91,670
  Adjusted average common shares outstanding        82,514                                      162,278
                                                ----------                                   ----------
  Earnings Per Common Share - Fully Diluted          $0.62                                        $0.56
                                                ==========                                   ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION PRO FORMA AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE SIX MONTHS ENDED JUNE 30, 1994
  (In thousands of dollars, except per share data)

                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma       ALC       Pro Forma          Pro Forma
                                                Combined    Historical   Adjustments         Combined
  Revenues and Sales                              $660,968     $270,197                        $931,165
                                                ----------   ----------   ----------         ----------
  Costs And Expenses:
  Operating expenses                               462,633      215,584                         678,217
  Cost of goods sold                                11,993                                       11,993
  Depreciation                                      64,065        5,430                          69,495
  Taxes other than income taxes                     25,938         (325)                         25,613
                                                ----------   ----------   ----------         ----------
  Total Costs and Expenses                         564,629      220,689                         785,318
                                                ----------   ----------   ----------         ----------
  Operating Income                                  96,339       49,508                         145,847

  Interest expense                                  32,671        4,040                          36,711
  Other income and expense:
  Allowance for funds used during construction         556                                          556
  Gain on sale of assets/subsidiaries               14,007           97                          14,104
  Equity earnings from unconsolidated
    interests in wireless interests                    483                                          483
  Interest income                                    2,140          422                           2,562
  Other income (expense), net                       (1,260)          99                          (1,161)
                                                ----------   ----------   ----------         ----------
  Income Before Taxes                               79,594       46,086                         125,680
  Income taxes                                      31,359       16,600                          47,959
                                                ----------   ----------   ----------         ----------
  Consolidated Income From Continuing
    Operations                                      48,235       29,486                          77,721
  Dividends on preferred stock                         593                                          593
                                                ----------   ----------   ----------         ----------
  Income Applicable to Common Stock                $47,642      $29,486                         $77,128
                                                ==========   ==========   ==========         ==========

  EARNINGS PER COMMON SHARE
                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma                                    Pro Forma
                                                Combined                                     Combined
  Primary:
  Income applicable to common stock                $47,642                                      $77,128
  Average common shares outstanding                 80,620                                      160,384
                                                ----------                                   ----------
  Earnings Per Common Share - Primary                $0.59                                        $0.48
                                                ==========                                   ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $47,822                                      $77,308
  Adjusted average common shares outstanding        81,137                                      160,901
                                                ----------                                   ----------
  Earnings Per Common Share - Fully Diluted          $0.59                                        $0.48
                                                ==========                                   ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION PRO FORMA AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE YEAR ENDED DECEMBER 31, 1994
  (In thousands of dollars, except per share data)

                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma       ALC       Pro Forma          Pro Forma
                                                Combined    Historical   Adjustments         Combined

  Revenues and Sales                            $1,344,672     $577,674                      $1,922,346
                                                ----------   ----------   ----------         ----------
  Costs And Expenses:
  Operating expenses                               913,954      458,122                       1,372,076
  Cost of goods sold                                19,044                                       19,044
  Depreciation                                     127,272       11,426                         138,698
  Taxes other than income taxes                     49,921        1,453                          51,374
                                                ----------   ----------   ----------         ----------
  Total Costs and Expenses                       1,110,191      471,001                       1,581,192
                                                ----------   ----------   ----------         ----------
  Operating Income                                 234,481      106,673                         341,154

  Interest expense                                  65,920        7,570                          73,490
  Other income and expense:
  Allowance for funds used during construction       1,096                                        1,096
  Gain on sale of assets/subsidiaries               11,139           13                          11,152
  Equity earnings from unconsolidated
    interests in wireless interests                  3,185                                        3,185
  Interest income                                    6,705        1,657                           8,362
  Other income (expense), net                      (26,328)         131                         (26,197)
                                                ----------   ----------   ----------         ----------
  Income Before Taxes                              164,358      100,904                         265,262
  Income taxes                                      66,319       36,575                         102,894
                                                ----------   ----------   ----------         ----------
  Consolidated Income From Continuing
    Operations                                      98,039       64,329                         162,368
  Dividends on preferred stock                       1,186                                        1,186
                                                ----------   ----------   ----------         ----------
  Income Applicable to Common Stock                $96,853      $64,329                        $161,182
                                                ==========   ==========   ==========         ==========

  EARNINGS PER COMMON SHARE
                                              Frontier/WCT/
                                                 ETI/SCI
                                                Pro Forma                                    Pro Forma
                                                Combined                                     Combined
  Primary:
  Income applicable to common stock                $96,853                                     $161,182
  Average common shares outstanding                 81,285                                      161,049
                                                ----------                                   ----------
  Earnings Per Common Share - Primary                $1.19                                        $1.00
                                                ==========                                   ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $97,213                                     $161,542
  Adjusted average common shares outstanding        81,783                                      161,547
                                                ----------                                   ----------
  Earnings Per Common Share - Fully Diluted          $1.19                                        $1.00
                                                ==========                                   ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE YEAR ENDED DECEMBER 31, 1993
  (In thousands of dollars, except per share data)

                                                Frontier        ALC       Pro Forma          Pro Forma
                                               Historical   Historical   Adjustments         Combined

  Revenues and Sales                            $1,007,394     $445,042                      $1,452,436
                                                ----------   ----------   ----------         ----------
  Costs And Expenses:
  Operating expenses                               613,988      363,189                         977,177
  Cost of goods sold                                20,819                                       20,819
  Depreciation                                     116,491        9,776                         126,267
  Taxes other than income taxes                     47,476        2,862                          50,338
  Software write-off                                 3,300                                        3,300
                                                ----------   ----------   ----------         ----------
  Total Costs and Expenses                         802,074      375,827                       1,177,901
                                                ----------   ----------   ----------         ----------
  Operating Income                                 205,320       69,215                         274,535

  Interest expense                                  46,648       11,010                          57,658
  Other income and expense:
  Allowance for funds used during construction       1,330                                        1,330
  Gain (loss) on sale of assets/subsidiaries         4,449          (27)                          4,422
  Equity earnings from unconsolidated
    interests in wireless interests                  1,296                                        1,296
  Interest income                                    1,713          154                           1,867
  Other income (expense), net                      (23,369)          94                         (23,275)
                                                ----------   ----------   ----------         ----------
  Income Before Taxes                              144,091       58,426                         202,517
  Income taxes                                      54,758       18,750                          73,508
                                                ----------   ----------   ----------         ----------
  Consolidated Income From Continuing
    Operations                                      89,333       39,676                         129,009
  Dividends/accretion of discount on
    preferred stock                                  1,187          817                           2,004
                                                ----------   ----------   ----------         ----------
  Income Applicable to Common Stock                $88,146      $38,859                        $127,005
                                                ==========   ==========   ==========         ==========

  EARNINGS PER COMMON SHARE
                                                Frontier                                     Pro Forma
                                               Historical                                    Combined
  Primary:
  Income applicable to common stock                $88,146                                     $127,005
  Average common shares outstanding                 76,163                                      155,927
                                                ----------                                   ----------
  Earnings Per Common Share - Primary                $1.16                                        $0.81
                                                ==========                                   ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $88,505                                     $127,364
  Adjusted average common shares outstanding        76,682                                      156,446
                                                ----------                                   ----------
  Earnings Per Common Share - Fully Diluted          $1.15                                        $0.81
                                                ==========                                   ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

  FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
  FOR THE YEAR ENDED DECEMBER 31, 1992
  (In thousands of dollars, except per share data)

                                                Frontier        ALC       Pro Forma          Pro Forma
                                               Historical   Historical   Adjustments         Combined

  Revenues and Sales                              $880,141     $387,741                      $1,267,882
                                                ----------   ----------   ----------         ----------
  Costs And Expenses:
  Operating expenses                               516,891      336,802                         853,693
  Cost of goods sold                                21,634                                       21,634
  Depreciation                                     115,682        9,538                         125,220
  Taxes other than income taxes                     44,947          608                          45,555
                                                ----------   ----------   ----------         ----------
  Total Costs and Expenses                         699,154      346,948                       1,046,102
                                                ----------   ----------   ----------         ----------
  Operating Income                                 180,987       40,793                         221,780

  Interest expense                                  50,217       16,897                          67,114
  Other income and expense:
  Allowance for funds used during construction       1,309                                        1,309
  Gain (loss) on sale of assets/subsidiaries                       (699)                           (699)
  Equity loss from unconsolidated interests
    in wireless interests                             (661)                                        (661)
  Interest income                                    2,095          122                           2,217
  Other income (expense), net                      (15,619)         207                         (15,412)
                                                ----------   ----------   ----------         ----------
  Income Before Taxes                              117,894       23,526                         141,420
  Income taxes                                      44,067        9,700                          53,767
                                                ----------   ----------   ----------         ----------
  Consolidated Income From Continuing
    Operations                                      73,827       13,826                          87,653
  Dividends/accretion of discount/accretion of
    contract payment on preferred stock              1,188        4,382                           5,570
                                                ----------   ----------   ----------         ----------
  Income Applicable to Common Stock                $72,639       $9,444                         $82,083
                                                ==========   ==========   ==========         ==========

  EARNINGS PER COMMON SHARE
                                                Frontier                                     Pro Forma
                                               Historical                                    Combined
  Primary:
  Income applicable to common stock                $72,639                                      $82,083
  Average common shares outstanding                 75,348                                      155,112
                                                ----------                                   ----------
  Earnings Per Common Share - Primary                $0.96                                        $0.53
                                                ==========                                   ==========
  Fully Diluted:
  Adjusted income applicable to common stock       $73,009                                      $82,453
  Adjusted average common shares outstanding        75,876                                      155,640
                                                ----------                                   ----------
  Earnings Per Common Share - Fully Diluted          $0.96                                        $0.53
                                                ==========                                   ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                       FRONTIER CORPORATION
      Notes to Unaudited Pro Forma Combined Financial Statements

Note 1 - Basis of Presentation:

The unaudited pro forma combined statements of income and balance sheet reflect Frontier's acquisitions of WCT, ETI and SCI and the merger with ALC. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma combined statements of income first assume the combination of WCT, ETI and SCI, which are accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year ended December 31, 1994, and the six months ended June 30, 1995 and 1994. With respect to WCT, the unaudited pro forma combined statements of income reflect its results of operations for the most recent twelve month period ended December 31, 1994, for the six months ended June 30, 1994, and for the approximately four and one-half months ended May 18, 1995. WCT's results of operations for the approximately one and one-half months ended June 30, 1995, are reflected in Frontier's results of operations for the six months ended June 30, 1995. With respect to ETI, the unaudited pro forma combined statements of income reflect its results of operations for the most recent twelve month period ended December 31, 1994, and for the six months ended June 30, 1995 and 1994. With respect to SCI, the unaudited pro forma combined statements of income reflect its historical results of operations for the year ended December 31, 1994, and for the six months ended June 30, 1995 and 1994. These pro forma results then assume the merger with ALC, which is accounted for using the pooling of interests method of accounting, as of the beginning of the three most recent fiscal years ended December 31, 1994, 1993 and 1992, and the six months ended June 30, 1995 and 1994, to arrive at the unaudited pro forma combined statements of income for Frontier. The unaudited pro forma combined statements of income reflect results of operations of ALC for the most recent fiscal years ended December 31, 1994, 1993 and 1992, and for the six months ended June 30, 1995 and 1994.

The unaudited pro forma combined balance sheet presents the financial position of Frontier as of June 30, 1995, assuming that the acquisitions of ETI and SCI and the merger with ALC occurred as of June 30, 1995. Such pro forma information is based on the historical balance sheets of Frontier, ETI, SCI and ALC as of that date. As required by Rule 11-02(c)(1) of Regulation S-X, a balance sheet for WCT is not presented as it is reflected in Frontier's balance sheet as of June 30, 1995.

Frontier's management believes that the assumptions used in preparing the unaudited pro forma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transactions (other than any synergies anticipated by Frontier's management, nonrecurring charges directly attributable to the merger with ALC and nonrecurring charges that will result from combining operations), that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the unaudited pro forma combined financial statements.

Certain reclassifications have been made to WCT's, ETI's, SCI's and ALC's historical financial statements to conform to Frontier's financial statement presentation.

Note 2 - Pro Forma Adjustments:

Unaudited pro forma adjustments consist of the following:

a.  Merger with ALC Communications Corporation:

    The pro forma adjustment to the balance sheet reflects the issuance by Frontier of an estimated 79.8 million additional shares of Frontier common stock in the merger, based on the assumption that all outstanding ALC stock options and ALC warrants (other than one series of ALC warrants which are substantially "out of the money") are exercised for shares of ALC common stock prior to the merger and using the "treasury stock" method with respect to the use of the proceeds from such exercises. The pro forma adjustment to the balance sheet reflects the issuance of these shares. The pro forma earnings per share calculation for all periods in which ALC is presented include the 79.8 million additional shares of Frontier common stock as outstanding for the entire period.

b.  Acquisition of WCT Communications, Inc.:

    Frontier exchanged approximately $81.5 million in cash, including acquisition costs, in return for the stock of WCT. In addition, an obligation in the amount of $2.5 million for various non-compete agreements will be paid subsequent to the closing. The transaction is accounted for using the purchase method of accounting.

    The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($7.0 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from WCT and current industry projections. The purchased customer base is amortized over five years. As part of the agreement, non-compete agreements ($2.5 million) were negotiated and are amortized over four to five years. Goodwill ($93.6 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

    The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1995 and 1994, represents the amortization of purchased customer base, non-compete agreements and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994, to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1994, reflects the assumed issuance of approximately $81.5 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995, is used to calculate the pro forma adjustment to interest expense for the six months ended June 30, 1995.

    Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of nondeductible goodwill.

c.  Acquisition of Enhanced TeleManagement, Inc.:

    Frontier exchanged approximately $29.2 million in cash, including acquisition costs, in return for the stock of ETI. The transaction is accounted for using the purchase method of accounting.

    The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($1.8 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from ETI and current industry projections. The purchased customer base is amortized over five years. Goodwill ($24.6 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

    The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1995 and 1994, represents the amortization of purchased customer base and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994, to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1994, reflects the assumed issuance of approximately $29.2 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995, is used to calculate the pro forma adjustment to interest expense for the six months ended June 30, 1995.

    Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of nondeductible goodwill.

d.  Acquisition of Schneider Communications, Inc. and LinkUSA
    Corporation:

    Frontier exchanged approximately $132.1 million in cash, including acquisition expenses, in return for the stock of Schneider Communications, Inc. and its approximately 81% majority owned subsidiary, LinkUSA Corporation. In addition, an obligation in the amount of $.2 million for a non-compete agreement will be paid subsequent to the closing. The transaction is accounted for using the purchase method of accounting.

    The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($7.8 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from SCI and current industry projections. The purchased customer base is amortized over five years. As part of the agreement, non-compete agreements ($3.3 million) were negotiated and are amortized over two to five years. Goodwill ($106.8 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

    The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1995 and 1994, represents the amortization of purchased customer base, non-compete agreements and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994, to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994, and for the six months ended June 30, 1994, reflects the assumed issuance of approximately $132.1 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995, is used to calculate the pro forma adjustment to interest expense for the six months ended June 30, 1995.

    Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of deductible purchased customer base, non-compete agreements and goodwill which are tax effected at SCI's effective tax rate of 40%.

e.  Summary of Pro Forma Adjustments:

The following table summarizes the pro forma adjustments reflected on the unaudited pro form combined balance sheet for the transactions outlined above:

                                                                 June 30, 1995
                                                    ETI          SCI          ALC         Total
      Cash:
        Paid at closing                           ($29,194)   ($132,050)                ($161,244)
        Other                                                    (2,437)                   (2,437)
                                                  --------     --------                  --------
                                                   (29,194)    (134,487)                 (163,681)
      Goodwill:
        At closing                                  24,585      106,783                   131,368
        Other                                                    (1,716)                   (1,716)
                                                  --------     --------                  --------
                                                    24,585      105,067                   129,652
      Deferred and other assets:
        Non-compete agreements                                    3,300                     3,300
        Customer base                                1,778        7,840                     9,618
                                                  --------     --------                  --------
                                                     1,778       11,140                    12,918
      Accounts payable:
        Non-compete agreements                                      200                       200
        Payables not assumed                                       (941)                     (941)
        Other                                        1,543                                  1,543
                                                  --------     --------                  --------
                                                     1,543         (741)                      802
      Taxes accrued:
        Liabilities not assumed                                  (4,708)                   (4,708)

      Deferred income taxes:
        Associated with customer base                  711                                    711
        Assets not acquired                                       1,252                     1,252
        Associated with other accounts payable        (617)                                  (617)
                                                  --------     --------                  --------
                                                        94        1,252                     1,346

      Other purchase accounting adjustments:
        Accounts receivable                                          (3)                       (3)
        Prepayments and other                         (150)                                  (150)

      Common stock:
        Cancelled                                   (2,284)          (1)        (344)      (2,629)
        Issued                                                                79,764       79,764
                                                  --------     --------     --------     --------
                                                    (2,284)          (1)      79,420       77,135
      Capital in excess of par value:
        Cancelled                                                (1,000)    (156,116)    (157,116)
        Issued                                                                76,696       76,696
                                                               --------     --------     --------
                                                                 (1,000)     (79,420)     (80,420)
      Retained earnings:
        Eliminated                                  (2,334)     (13,085)                  (15,419)

      The following table summarizes the pro forma adjustments reflected on the unaudited pro forma combined statements of income for the transactions outlined above:

                                                     WCT          ETI        SCI          ALC         Total

                                                                  Six Months Ended 6/30/95
      Operating expenses:
        Amortization                                $2,140         $669       $3,280                    $6,089
        Interest                                     3,568        1,277        5,777                    10,622
        Income taxes                                (1,249)        (447)      (3,334)                   (5,030)


                                                                  Six Months Ended 6/30/94
      Operating expenses:
        Amortization                                 2,854          669        3,280                     6,803
        Interest                                     2,854        1,022        4,622                     8,498
        Income taxes                                  (999)        (358)      (2,930)                   (4,287)


                                                                     Year Ended 12/31/94
      Operating expenses:
        Amortization                                 5,708        1,339        6,559                    13,606
        Interest                                     5,708        2,043        9,244                    16,995
        Income taxes                                (1,998)        (715)      (5,859)                   (8,572)


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                              Frontier Corporation
                              (Registrant)


                                   /s/ Richard A. Smith
Dated:  August 18, 1995       By: ----------------------------
                                    Richard A. Smith,
                                    Controller

                               EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------

23-1      Consent of Independent Accountants      Filed Herewith
          (Price Waterhouse LLP)

23-2      Consent of Independent Accountants      Filed Herewith
          (Ernst & Young LLP)